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SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K



Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ____January 17, 1996________


Woodward Governor Company
(Exact name of registrant as specified in its charter)

Delaware                     0-8408                36-1984010

(State or other        (Commisssion File          (I.R.S. Employer
jurisdiction of           Number)                Identification No.)
incorporation)

5001 North Second Street, Rockford, Illinois	61125-7001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code ________(815)877-7441 _____


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ITEM 5.  OTHER EVENTS

Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 20.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WOODWARD GOVERNOR COMPANY


Date:  January 18, 1996

By   /S/ JOHN A. HALBROOK
         John A. Halbrook
    Chairman and Chief Executive Officer





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EXHIBIT INDEX

EXHIBIT                                                  SEQUENTIALLY
NUMBER            DESCRIPTION OF EXHIBIT                 NUMBERED PAGE

 3.1         Amendments to ByLaws of Woodward
             Governor Company dated January 10,
             1996 and January 17, 1996.

 4.1         Woodward Governor Company Rights
             Plan Agreement, dated as of
             January 17, 1996, between Woodward
             Governor Company and Wachovia Bank
             of North Carolina, N.A., as Rights
             Agent, together with Exhibits
             thereto.

4.2          Certificate of Designations of
             Series A Preferred Stock of
             Woodward Governor Company
             (Pursuant to Section 151(g) of the
             General Corporation Law of the
             State of Delaware)

20.1         Press release dated January 17,
             1996, relating to the adoption of
             the Woodward Governor Company
             Rights Plan Agreement








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